UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 23, 2020
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 23, 2020 the Company held its Annual and Special Meeting of Shareholders (the “Meeting”). There were 333,308,510 shares of common stock represented at the Meeting. At the Meeting, the Company’s shareholders voted as follows on the matters set forth below:
1.Election of Directors. All nine of the directors named in the proxy statement were elected to serve as directors of the Company, to hold office until the next annual meeting of shareholders or until his or her successor is duly elected or appointed, based upon the following votes:

Director	For	Withheld	Broker Non-Votes
John Chen	237,591,236	10,669,653	85,047,621
Michael A. Daniels	239,201,351	9,059,539	85,047,620
Timothy Dattels	240,172,579	8,088,311	85,047,620
Lisa Disbrow	240,302,531	7,958,359	85,047,620
Richard Lynch	239,152,696	9,108,194	85,047,620
Laurie Smaldone Alsup	240,215,799	8,045,091	85,047,620
Barbara Stymiest	236,737,374	11,523,516	85,047,620
V. Prem Watsa	223,811,969	24,448,920	85,047,621
Wayne Wouters	240,131,345	8,129,545	85,047,620

2.Appointment of Independent Auditors. The appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company as described in the management proxy circular was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
327,024,027	N/A	6,284,282	19

3.Amendments to the Equity Incentive Plan. An ordinary resolution to approve certain amendments to the Company’s equity incentive plan as described in the management proxy circular was approved, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
189,122,149	59,138,539	N/A	85,047,640

4.Unallocated Entitlements under the DSU Plan. An ordinary resolution to approve unallocated entitlements under the Company’s deferred share unit plan for directors as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
236,996,241	11,264,446	N/A	85,047,641

5.Amendment to the Employee Share Purchase Plan. An ordinary resolution to approve an amendment to the Company’s employee share purchase plan as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
243,284,351	4,976,336	N/A	85,047,641

6.Advisory Vote on Executive Compensation. The advisory vote on executive compensation as described in the management proxy circular was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
233,035,864	15,224,824	N/A	85,047,640

7.Advisory Vote on Frequency of Say on Pay Votes. The Company’s shareholders approved, on an advisory basis, a frequency of one year for future non-binding votes on the compensation of the Company’s named executive officers, based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
242,097,267	1,003,425	1,642,843	N/A	88,564,793

Based on these results, and consistent with the Company’s recommendation, the Board of Directors of the Company has determined that the Company will hold an advisory vote on executive compensation every year.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	June 23, 2020	By:	/s/ Randall Cook
			Name:	Randall Cook
			Title:	Chief Legal Officer and Corporate Secretary